SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FIDELITY ADVISOR SERIES II FIDELITY COLCHESTER STREET TRUST FIDELITY COURT STREET TRUST FIDELITY COURT STREET TRUST II FIDELITY MONEY MARKET TRUST
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

(Photograph of Edward C. Johnson 3d.)

Fidelity Advisor Series II, Fidelity Colchester
Street Trust, Fidelity Court Street Trust,
Fidelity Court Street Trust II, Fidelity Money
Market Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders will be held on April 16, 2008. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198 (for retail shareholders) or 1-877-208-0098 (for institutional and Advisor class shareholders). We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the Fidelity funds, with the support of Fidelity Management & Research Co. (FMR), has decided to create a two-Board structure. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders of funds in Fidelity Advisor Series II and Fidelity Court Street Trust are being asked to amend the Declaration of Trust for their funds and trusts to reduce the required quorum for future shareholder meetings.

What do you mean by a two-Board structure?

Historically, the Board of each Fidelity fund has consisted the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds - with the support of FMR - have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity 's equity and high income funds (214 funds with approximate assets of over $877 billion as of November 30, 2007), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (156 funds with approximate assets of over $477 billion as of November 30, 2007).

Why did the Board decide to create a two-Board structure?

The decision was based on three specific factors:

  Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.
  As the securities marketplace has evolved, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.
  Given prevailing demographic and business trends, the Trustees expect that Fidelity's mutual fund business will continue to expand. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

What is involved in creating a two-Board structure?

Some existing Trustees and Advisory Board Members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having an existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the Investment Company Act of 1940 (1940 Act) requires that a shareholder meeting be held to elect Trustees.

When and how will the two-Board structure be implemented?

The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing the two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board Members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at eight Trustees.

What is the affiliation of the Board and Fidelity?

Currently, there are two "interested" Trustees and nine "Independent" Trustees. Under the two-Board structure, it is expected that there initially will be 2 interested Trustees on each Board, 8 Independent Trustees on the equity and high income Board, and 6 Independent Trustees on the fixed income and asset allocation Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund. Each of the new Boards is expected to have 75 percent or more Independent Trustees.

Will the Trustees that currently oversee my funds change?

Trustees on both Boards will continue to be experienced executives who will meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review fund performance. However, certain changes in Board membership are proposed, depending on which Board a Trustee expects to join.

The current Board consists of 11 Trustees: Dennis J. Dirks, Albert R. Gamper, George H. Heilmeier, James H. Keyes, Marie L. Knowles, Ned C. Lautenbach, Cornelia M. Small, William S. Stavropoulos, and Kenneth L. Wolfe are Independent Trustees, and Edward C. Johnson 3d and James C. Curvey are interested Trustees. Arthur E. Johnson (no relation to Edward C. Johnson 3d), Alan Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley currently serve on the Advisory Board. At the time that the two-Board structure is implemented, the size of the equity and high income funds' Board will be fixed at 10 Trustees and the size of the fixed income and asset allocation funds' Board will be fixed at eight Trustees.

Dennis J. Dirks, Alan Lacy, Ned C. Lautenbach, Joseph Mauriello, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, Michael E. Wiley, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the equity and high income funds. Albert R. Gamper, George H. Heilmeier, Arthur E. Johnson, James H. Keyes, Marie L. Knowles, Kenneth L. Wolfe, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the fixed income and asset allocation funds. Biographical information for each nominee for the fixed income and asset allocation Board is included in the proxy statement.

The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Why are you proposing to reduce the required quorum for future shareholder meetings for certain funds and trusts?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

What role does the Board play generally?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Has the funds' Board of Trustees approved the proposals?

Yes. The Board of Trustees has unanimously approved each of the proposals, and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which, for Fidelity Advisor Series II and Fidelity Court Street Trust, currently is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting, and for the other trusts currently is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. Expenses exceeding an expense cap will be paid by FMR.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is February 19, 2008.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.2voteproxy.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198 (for retail shareholders) or 1-877-208-0098 (for institutional and Advisor class shareholders).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

MEGA3-pxl-0208
1.860310.100

FIDELITY ADVISOR SERIES II
FIDELITY COLCHESTER STREET TRUST
FIDELITY COURT STREET TRUST
FIDELITY COURT STREET TRUST II
FIDELITY MONEY MARKET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198 (retail shareholders)
1-877-208-0098 (institutional and Advisor class shareholders)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 on April 16, 2008, at 10:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for each trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To amend the Declaration of Trust for each of Fidelity Advisor Series II and Fidelity Court Street Trust to reduce the required quorum for future shareholder meetings.

The Board of Trustees has fixed the close of business on February 19, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

February 19, 2008

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES II
FIDELITY COLCHESTER STREET TRUST
FIDELITY COURT STREET TRUST
FIDELITY COURT STREET TRUST II
FIDELITY MONEY MARKET TRUST

TO BE HELD ON APRIL 16, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on April 16, 2008 at 10:00 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
 1.	To elect as Trustees the nominees presented in Proposal 1.	All funds.	<Click Here>
 2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.	Funds in each of Fidelity Advisor Series II and Fidelity Court Street Trust. See Appendix A for a list of funds in each trust.	<Click Here>

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 19, 2008. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds also may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

For New Jersey AMT Tax-Free Money Market Fund, Retirement Government Money Market Fund, and Retirement Money Market Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by FMR. For the other funds, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix C for current expense cap information. Expenses exceeding an expense cap will be paid by FMR.

The funds (or FMR in the case of New Jersey AMT Tax-Free Money Market Fund, Retirement Government Money Market Fund, and Retirement Money Market Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund's investment adviser and administrator, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc, (FIMM), sub-advisor to the funds, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC), located at 245 Summer Street, Boston, Massachusetts 02210; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve Proposal 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of December 31, 2007 are indicated in Appendix D.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2007, to the knowledge of each trust, is detailed in Appendix E. Other than disclosed in Appendix E, to the knowledge of each trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 19, 2008 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of a fund's annual and/or semiannual reports, contact Fidelity at 1-800-544-3198 (for retail shareholders) or 1-877-208-0098 (for institutional and Advisor class shareholders), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 2 requires the affirmative vote of a majority of the shares of an entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 1. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees in connection with creating a two-Board structure for the Fidelity family of funds. You have received this proxy statement because you own one or more Fidelity fixed income funds and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of the Fidelity funds, together with FMR, have been considering ways to structure the Board for each Fidelity fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Board of each Fidelity fund has consisted of the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds - with the support of FMR - have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity's equity and high income funds (214 funds with approximate assets of over $877 billion as of November 30, 2007), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (156 funds with approximate assets of over $477 billion as of November 30, 2007).

In connection with creating two Boards, a slate of Trustees must be put in place to oversee each group of funds (the funds and trusts were aligned by investment discipline in June 2007). Some existing Trustees and Advisory Board members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having one existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the 1940 Act requires that a shareholder meeting be held to elect Trustees.

The Trustees, with the support of FMR, made the decision to create a two-Board structure in order to plan for the future, and based their decision on three specific factors. First, Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.

Second, as the securities marketplace has evolved in recent years, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.

Finally, given prevailing demographic and business trends, the Trustees and FMR expect that Fidelity's mutual fund business will continue to expand in the future. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing a two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at 8 Trustees. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Except for James C. Curvey and Arthur E. Johnson, all nominees for the fixed income and asset allocation Board are currently Trustees of the trusts and have served in that capacity continuously since originally elected or appointed. James C. Curvey is currently a Trustee of Fidelity Advisor Series II, Fidelity Colchester Street Trust, and Fidelity Money Market Trust, and a Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. James C. Curvey was selected by the trusts' Governance and Nominating Committee (see page <Click Here>) and was appointed to the Board (or, in the case of Fidelity Court Street Trust and Fidelity Court Street Trust II, the Advisory Board) on May 17, 2007. Arthur E. Johnson is currently a Member of the Advisory Board of the trusts. Arthur E. Johnson was selected by the trusts' Governance and Nominating Committee and was appointed as a Member of the Advisory Board effective January 1, 2008. A third-party search firm retained by the Independent Trustees recommended Arthur E. Johnson. An executive officer of FMR recommended Mr. Curvey as a nominee.

Except for James C. Curvey, each of the nominees that currently is Trustee of the trusts oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominees you are being asked to elect as Trustees of the fixed income and asset allocation Board are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Trustee. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Trustee and Member of the Advisory Board. Mr. Curvey also serves as a Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Trustee. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Trustee. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Trustee. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Trustee. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Trustee. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of December 31, 2007, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period March 1, 2006 through December 31, 2007, the holders of Voting Common Stock and Series A Preferred Stock of FMR Corp. approved the mandatory conversion of each share of Series A Preferred Stock into a proportionate amount of Non-Voting Common Stock, cash, and an interest-bearing promissory note. The conversion did not change the number of shareholders and did not result in a change in proportionate ownership among the shareholders.

In transactions during the period March 1, 2006 through December 31, 2007, a trust for the benefit of Edward C. Johnson 3d and members of his family sold 1,347,747 shares of FMR Corp. securities to Massachusetts Institute of Technology, Yale University, Children's Medical Center and Fidelity Non-Profit Management Foundation for the aggregate cash consideration of $279,550,000. FMR Corp. merged with and into FMR LLC on October 1, 2007.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board, which is currently composed of 2 Interested Trustees and 9 Independent Trustees, met 11 times (10 times for any fund with a fiscal year ended December 31, 2007) during each fund's most recent fiscal year (see Appendix A for a list of the funds' fiscal year ends). Following the implementation of the two-Board structure for all Fidelity funds, it is expected that the Trustees of the fixed income and asset allocation Board will initially include 2 interested and 6 Independent Trustees, and will meet at least 6 times a year at regularly scheduled meetings. For information on the current and proposed standing committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The dollar range of equity securities beneficially owned as of December 31, 2007 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix F.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix G.

2. TO AMEND THE DECLARATION OF TRUST OF EACH OF FIDELITY ADVISOR SERIES II AND FIDELITY COURT STREET TRUST TO REDUCE THE REQUIRED QUORUM FOR FUTURE SHAREHOLDER MEETINGS.

The Declaration of Trust currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of a trust's business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to each trust's shareholders for their approval at this Meeting.

If approved, Article VIII, Section 3 of each Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees of each trust has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of a trust, the Declaration of Trust will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Alan Lacy, Peter S. Lynch, Arthur E. Johnson, Joseph Mauriello, Michael E. Wiley, and David M. Thomas are currently Members of the Advisory Board of the trusts. James C. Curvey is currently a Member of the Advisory Board of Fidelity Court Street and Fidelity Court Street Trust II. The executive officers of the funds include: Boyce I. Greer, Charles S. Morrison, Thomas J. Silvia, Eric D. Roiter, John McGinty, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, Peter L. Lydecker, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Paul M. Murphy. Additional information about Arthur E. Johnson and James C. Curvey can be found in Proposal 1. Additional information about Messrs. Lacy, Mauriello, Thomas, Wiley, and Lynch, and other executive officers of the funds, can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Alan Lacy, Arthur E. Johnson, Joseph Mauriello, Michael E. Wiley, and David M. Thomas may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Alan Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company, 2000-present), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer. Ms. Monasterio is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Fidelity's Asset Allocation Funds (2005-present), Fidelity Fixed-Income Funds (2006-present), and Fidelity Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (47)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds (2005-present). Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007). Mr. Morrison served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Senior Vice President of FIMM (2003-present) and Vice President of FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary. He also serves as Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; and Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (1998-2005).

John McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary. Mr. McGinty is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2007

Anti-Money Laundering (AML) officer. Mr. Ganis also serves as AML officer of FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer. Mr. Rathgeber also serves as Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer. Mr. Mehrmann is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer. Mr. Robins is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer. Mr. Byrnes is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer. Mr. Lydecker is an employee of FMR.
Paul M. Murphy (60)
Year of Election or Appointment: 2007 Assistant Treasurer. Mr. Murphy is an employee of FMR.
Gary W. Ryan (49)
Year of Election or Appointment: 2005 Assistant Treasurer. Mr. Ryan is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees. See Appendix H for the number of meetings each standing committee held during each fund's last fiscal year. In connection with implementing a two-Board structure, it is expected that the fixed income and asset allocation Board will have an Operations Committee, an Audit Committee, and a Governance and Nominating Committee.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee.

The Board of Trustees has established three Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair) and Mr. Dirks), the Equity II Committee (composed of Messrs. Stavropoulos (Chair) and Lautenbach), and the Fixed-Income and Asset Allocation Committee (composed Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier and Ms. Knowles). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and Asset Allocation Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues. The Equity I Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to November 2007, the three Fund Oversight Committees were the Equity Committee; the Fixed-Income, International, and Special Committee; and the Select and Asset Allocation Committee.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Dirks, Lautenbach, and Ms. Small) and the Fixed-Income Contract Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeyer, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee is responsible for investment advisory agreements of the fixed-income and asset allocation funds. The Equity Contract Committee is responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings.

The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit 1 to this proxy. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

Each trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each fund's last two fiscal years, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in Appendix I.

Audit-Related Fees. In each fund's last two fiscal years, no aggregate Audit-Related fees were billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees.

In each fund's last two fiscal years, no aggregate Audit-Related Fees were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund. There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

Tax Fees. In each fund's last two fiscal years, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in Appendix J.

In each fund's last two fiscal years, no aggregate Tax Fees were billed by PwC or Deloitte Entities, as applicable, that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund.

There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

All Other Fees. In each of the funds' last two fiscal years, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in Appendix K.

In each of the funds' last two fiscal years, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by a trust's Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in Appendix L.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund. There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund.

There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

For each fund's last two fiscal years, the aggregate fees billed by PwC and Deloitte Entities, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in Appendix M.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trusts, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Investments Institutional Operations Company Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A TO EXHIBIT 1

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

APPENDIX A

TRUSTS/Funds	FYE
FIDELITY ADVISOR SERIES II
Advisor Intermediate Bond[1]	8/31
Advisor Mortgage Securities[1]	8/31
Advisor Municipal Income[1]	10/31
Advisor Short Fixed-Income[2]	8/31
Advisor Strategic Income[2]	12/31
FIDELITY COLCHESTER STREET TRUST
Government[2]	3/31
Money Market[2]	3/31
Prime Money Market[2]	3/31
Tax-Exempt[2]	3/31
Treasury[2]	3/31
Treasury Only[2]	3/31
FIDELITY COURT STREET TRUST
Connecticut Municipal Income[1]	11/30
New Jersey Municipal Income[1]	11/30
FIDELITY COURT STREET II
Connecticut Municipal Money Market[1]	11/30
New Jersey Municipal Money Market[1]	11/30
New Jersey AMT Tax-Free Money Market[1]	11/30
TRUSTS/Funds	FYE
FIDELITY MONEY MARKET TRUST
Retirement Government Money Market[1]	8/31
Retirement Money Market[1]	8/31

1 PWC serves as registered public accountant

2 Deloitte Entities serves as registered public accountant

APPENDIX B

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Advisor Intermediate Bond	$ 25,000	$ 2,500
Advisor Mortgage Securities	$ 30,000	$ 3,000
Advisor Municipal Income 	$ 25,000	$ 2,500
Advisor Short Fixed-Income	$ 25,000	$ 2,500
Advisor Strategic Income	$ 25,000	$ 2,500
Connecticut Municpal Money Market	$ 5,000	$ 500
Connecticut Municipal Income	$ 5,000	$ 500
Government	$ 20,000	$ 2,000
Money Market	$ 20,000	$ 2,000
New Jersey Municipal Money Market	$ 5,000	$ 500
New Jersey Municipal Income	$ 5,000	$ 500
New Jersey AMT Tax-Free Money Market	$ 15,000	$ 1,500
Prime Money Market	$ 30,000	$ 3,000
Tax-Exempt	$ 20,000	$ 2,000
Treasury	$ 25,000	$ 2,500
Treasury Only	$ 25,000	$ 2,500
Retirement Government Money Market	$ 10,000	$ 500
Retirement Money Market	$ 10,000	$ 500

APPENDIX C

Current voluntary expense caps (may be discontinued at any time):

Advisor Intermediate Bond, Advisor Mortgage Securities:
Class A	Class T	Class B	Class C	Institutional
0.93%	0.93%	1.58%	1.68%	0.68%
Advisor Municipal Income:
Class A	Class T	Class B	Class C	Institutional
0.80%	0.80%	1.45%	1.55%	0.55%
Advisor Short Fixed-Income:
Class A	Class T	Class B	Class C	Institutional
0.83%	0.83%	1.58%	1.68%	0.68%
Advisor Strategic Income:
Class A	Class T	Class B	Class C	Institutional
1.10%	1.10%	1.75%	1.85%	0.85%
Connecticut Municipal Money Market: 0.48%
Connecticut Municipal Income, New Jersey Municipal Money Market, New Jersey Municipal Income: 0.55%
Government, Tax-Exempt:
Class I	Class II	Class III	Select Class
0.20%	0.35%	0.45%	0.25%
Treasury, Treasury Only
Class I	Class II	Class III	Class IV	Select Class
0.20%	0.35%	0.45%	0.20%	0.25%
Prime Money Market
Class I	Class II	Class III	Class IV	Select Class	Institutional Class
0.20%	0.35%	0.45%	0.20%	0.25%	0.14%
Money Market:
Class I	Class II	Class III	Select Class	Institutional Class
0.18%	0.33%	0.43%	0.23%	0.14%

Current expense limitation arrangements (require Board approval to change):

New Jersey AMT Tax-Free Money Market:
Institutional Class	Service Class
0.20%	0.45%

Current expense limitation arrangements (require Board and shareholder approval to change):

New Jersey AMT Tax-Free Money Market (retail class): 0.35%

APPENDIX D

Number of Shares as of 12/31/07
FIDELITY ADVISOR SERIES II
Advisor Intermediate Bond
 Class A	23,798,978
 Class T	44,889,157
 Class B	1,788,704
 Class C	5,424,373
 Institutional Class	50,115,072
Advisor Mortgage Securities
 Class A	4,697,364
 Class T	5,415,662
 Class B	4,162,707
 Class C	1,858,600
 Institutional Class	857,284
 Mortgage Securities (retail class)	120,899,189
Advisor Municipal Income
 Class A	13,437,330
 Class T	21,441,693
 Class B	3,558,848
 Class C	5,076,822
 Institutional Class	11,064,015
Advisor Short Fixed-Income
 Class A	44,214,938
 Class T	55,154,726
 Class B	1,753,472
 Class C	12,747,347
 Institutional Class	38,968,285
Advisor Strategic Income
 Class A	165,067,160
 Class T	170,101,448
 Class B	28,682,480
 Class C	74,369,317
 Institutional Class	75,495,936
FIDELITY COLCHESTER STREET TRUST
Government
 Class I	14,886,998,215
 Class II	623,375,848
 Class III	1,130,762,018
 Select Class	142,006,183
Money Market
 Class I	30,441,803,800
 Class II	678,818,870
 Class III	2,412,658,474
 Institutional Class	6,278,560,189
 Select Class	1,468,381,925
Prime Money Market
 Class I	10,034,177,306
 Class II	1,099,693,523
 Class III	2,401,185,936
 Class IV	99,999
 Institutional Class	3,519,604,875
 Select Class	476,207,697
Tax-Exempt
 Class I	11,503,019,728
 Class II	161,131,354
 Class III	399,765,135
 Select Class	48,935,832
Treasury
 Class I	21,423,369,457
 Class II	406,849,432
 Class III	5,970,559,235
 Class IV	100,000
 Select Class	355,280,110
Treasury Only
 Class I	3,131,041,004
 Class II	272,652,902
 Class III	307,137,030
 Class IV	99,998
 Select Class	87,456,387
FIDELITY COURT STREET TRUST
Connecticut Municipal Income	38,971,925
New Jersey Municipal Income	50,644,167
FIDELITY COURT STREET TRUST II
Connecticut Municipal Money Market	1,994,693,879
New Jersey Municipal Money Market	2,346,355,614
New Jersey AMT Tax-Free Money Market (retail class)	730,702,273
 Institutional Class	1,090,653,983
 Service Class	1,836,879
FIDELITY MONEY MARKET TRUST
Retirement Government Money Market	4,770,235,544
Retirement Money Market	16,298,278,089

APPENDIX E

Record and/or beneficial ownership as of 12/31/07:
Fund/Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR SERIES II
Fidelity Advisor Intermediate Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	7.87%
Fidelity Advisor Intermediate Bond Fund: Class A	UBS AG	Jersey City	NJ	5.90%
Fidelity Advisor Intermediate Bond Fund: Class A	Lincoln National	Fort Wayne	IN	5.37%
Fidelity Advisor Intermediate Bond Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.44%
Fidelity Advisor Intermediate Bond Fund: Class B	Hartford Life	Woodbury	MN	5.42%
Fidelity Advisor Intermediate Bond Fund: Class C	Merrill Lynch	Jacksonville	FL	12.22%
Fidelity Advisor Intermediate Bond Fund: Class C	Citigroup, Inc.	New York	NY	7.65%
Fidelity Advisor Intermediate Bond Fund: Class T	Paychex Management Corporation	West Henrietta	NY	17.80%
Fidelity Advisor Intermediate Bond Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	16.42%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Concord 	NH	7.34%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Concord 	NH	7.29%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Concord 	NH	5.25%
Fidelity Advisor Mortgage Securities Fund: Class A	LPL Financial	San Diego	CA	7.86%
Fidelity Advisor Mortgage Securities Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	6.67%
Fidelity Advisor Mortgage Securities Fund: Class A	A.G. Edwards a Div of Wachovia Sec	Saint Louis	MO	5.70%
Fidelity Advisor Mortgage Securities Fund: Class B	BankAmerica Corp.	Charlotte	NC	14.96%
Fidelity Advisor Mortgage Securities Fund: Class B	Wells Fargo Bank	San Francisco	CA	11.41%
Fidelity Advisor Mortgage Securities Fund: Class C	Wells Fargo Bank	San Francisco	CA	10.55%
Fidelity Advisor Mortgage Securities Fund: Class C	BankAmerica Corp.	Charlotte	NC	8.42%
Fidelity Advisor Mortgage Securities Fund: Class C	Merrill Lynch	Jacksonville	FL	6.46%
Fidelity Advisor Mortgage Securities Fund: Class C	LPL Financial	San Diego	CA	5.39%
Fidelity Advisor Mortgage Securities Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	8.77%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Girard Securities Inc.	San Diego	CA	18.34%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Tompkins County Trust Company	Ithaca	NY	13.32%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Financial Telesis, Inc.	San Rafael	CA	8.06%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Wells Fargo Bank	San Francisco	CA	7.97%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Bear Stearns	Brooklyn	NY	6.64%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	5.24%
Fidelity Advisor Municipal Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	19.46%
Fidelity Advisor Municipal Income Fund: Class B	Merrill Lynch	Jacksonville	FL	11.65%
Fidelity Advisor Municipal Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.36%
Fidelity Advisor Municipal Income Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.79%
Fidelity Advisor Municipal Income Fund: Class B	Citigroup, Inc.	New York	NY	6.71%
Fidelity Advisor Municipal Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	5.62%
Fidelity Advisor Municipal Income Fund: Class C	Merrill Lynch	Jacksonville	FL	22.43%
Fidelity Advisor Municipal Income Fund: Class C	Citigroup, Inc.	New York	NY	6.42%
Fidelity Advisor Municipal Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.59%
Fidelity Advisor Municipal Income Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	14.36%
Fidelity Advisor Municipal Income Fund: Class T	Charles Schwab & Co Inc	San Francisco	CA	13.87%
Fidelity Advisor Municipal Income Fund: Class T	Citigroup, Inc.	New York	NY	5.00%
Fidelity Advisor Municipal Income Fund: Institutional Class	First Command Bank	Fort Worth	TX	34.62%
Fidelity Advisor Municipal Income Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	30.66%
Fidelity Advisor Municipal Income Fund: Institutional Class	Northwestern Mutual	Milwaukee	WI	8.97%
Fidelity Advisor Strategic Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	48.62%
Fidelity Advisor Strategic Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	19.19%
Fidelity Advisor Strategic Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.23%
Fidelity Advisor Strategic Income Fund: Class B	Merrill Lynch	Jacksonville	FL	6.62%
Fidelity Advisor Strategic Income Fund: Class C	Merrill Lynch	Jacksonville	FL	13.97%
Fidelity Advisor Strategic Income Fund: Class C	Ameriprise Financial Corporation	Omaha	NE	10.33%
Fidelity Advisor Strategic Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	9.41%
Fidelity Advisor Strategic Income Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	56.23%
Fidelity Advisor Strategic Income Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	7.42%
Fidelity Advisor Strategic Income Fund: Institutional Class	ING	El Segundo	CA	7.38%
FIDELITY COLCHESTER STREET TRUST
Government Portfolio: Class I	Bear Stearns	Brooklyn	NY	14.65%
Government Portfolio: Class I	The Bank of New York Company, Inc.	New York	NY	8.95%
Government Portfolio: Class I	US Bancorp, Inc.	Saint Paul	MN	8.11%
Government Portfolio: Class I	BankAmerica Corp.	Charlotte	NC	7.61%
Government Portfolio: Class II	US Bancorp, Inc.	Saint Paul	MN	38.71%
Government Portfolio: Class II	ABN Amro	Chicago	IL	15.53%
Government Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	9.45%
Government Portfolio: Class II	LaSalle Bank Midwest N.A.	Troy	MI	5.99%
Government Portfolio: Class II	JP Morgan Chase	Chicago	IL	5.74%
Government Portfolio: Class III	Harris Investors Direct, Inc.	Chicago	IL	15.28%
Government Portfolio: Class III	JP Morgan Chase	Newark	DE	11.53%
Government Portfolio: Class III	Regions Financial Corporation	Birmingham	AL	9.18%
Government Portfolio: Class III	First Tennessee National Corp.	Memphis	TN	8.82%
Government Portfolio: Class III	Mellon Bank Corporation	Pittsburgh	PA	8.58%
Government Portfolio: Class III	US Bancorp, Inc.	Saint Paul	MN	6.66%
Government Portfolio: Class III	Chittenden Corporation	Burlington	VT	6.24%
Government Portfolio: Select Class	Southwest Bancorp	Houston	TX	45.33%
Government Portfolio: Select Class	BOK Financial Corp.	Tulsa	OK	19.23%
Government Portfolio: Select Class	PNC Financial Services Group	Philadelphia	PA	13.46%
Government Portfolio: Select Class	McWood & Co	Raleigh	NC	8.45%
Money Market Portfolio: Class I	Fidelity Management Trust Company	Boston	MA	10.27%
Money Market Portfolio: Class I	Bear Stearns	Brooklyn	NY	6.78%
Money Market Portfolio: Class II	PNC Financial Services Group	Louisville	KY	34.75%
Money Market Portfolio: Class II	US Bancorp	Saint Paul	MN	11.40%
Money Market Portfolio: Class II	UMB Financial	Kansas City	MO	11.08%
Money Market Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	9.28%
Money Market Portfolio: Class II	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.56%
Money Market Portfolio: Class III	Harris Investors Direct, Inc.	Chicago	IL	25.60%
Money Market Portfolio: Class III	PNC Financial Services Group	Louisville	KY	18.77%
Money Market Portfolio: Class III	The Bank of New York Company, Inc.	New York	NY	18.70%
Money Market Portfolio: Class III	US Bancorp	Saint Paul	MN	13.85%
Money Market Portfolio: Class III	Southwest Bancorp	Houston	TX	5.08%
Money Market Portfolio: Institutional Class	Mellon Bank Corporation	Pittsburgh	PA	9.24%
Money Market Portfolio: Institutional Class	Genentech, Inc.	South San Francisco	CA	6.64%
Money Market Portfolio: Select Class	US Bancorp, Inc.	Saint Paul	MN	70.00%
Money Market Portfolio: Select Class	Southwest Bancorp	Houston	TX	8.30%
Money Market Portfolio: Select Class	People's Mutual Holdings	Bridgeport	CT	7.93%
Prime Money Market Portfolio: Class I	BankAmerica Corp.	Charlotte	NC	15.97%
Prime Money Market Portfolio: Class I	The Bank of New York Company, Inc.	New York	NY	15.90%
Prime Money Market Portfolio: Class I	Bear Stearns	Brooklyn	NY	14.09%
Prime Money Market Portfolio: Class I	Mellon Bank Corporation	Pittsburgh	PA	5.22%
Prime Money Market Portfolio: Class I	Mizuho Securities, Inc.	Hoboken	NJ	5.12%
Prime Money Market Portfolio: Class II	Harris Investors Direct, Inc.	Chicago	IL	39.60%
Prime Money Market Portfolio: Class II	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	9.11%
Prime Money Market Portfolio: Class II	UMB Financial	Kansas City	MO	8.92%
Prime Money Market Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	7.66%
Prime Money Market Portfolio: Class II	Southwest Bancorp	Houston	TX	7.64%
Prime Money Market Portfolio: Class II	US Bancorp, Inc.	Saint Paul	MN	7.51%
Prime Money Market Portfolio: Class II	Regions Financial Corporation	Birmingham	AL	6.79%
Prime Money Market Portfolio: Class III	The Bank of New York Company, Inc.	New York	NY	28.52%
Prime Money Market Portfolio: Class III	Citigroup, Inc.	New York	NY	21.63%
Prime Money Market Portfolio: Class III	Sovereign Bank	Dorchester	MA	12.15%
Prime Money Market Portfolio: Class III	UMB Financial	Kansas City	MO	9.62%
Prime Money Market Portfolio: Class III	BankAmerica Corp.	Charlotte	NC	6.43%
Prime Money Market Portfolio: Class III	US Bancorp, Inc.	Saint Paul	MN	6.00%
Prime Money Market Portfolio: Class IV	Fidelity Investments	Boston	MA	100.00%
Prime Money Market Portfolio: Institutional Class	The Goodyear Tire & Rubber Company	Akron	OH	11.38%
Prime Money Market Portfolio: Institutional Class	Dell Financial Services	Austin	TX	10.31%
Prime Money Market Portfolio: Institutional Class	CIT Group Holdings Inc	New York	NY	8.52%
Prime Money Market Portfolio: Institutional Class	Northwest Airlines Corporation	Eagan	MN	6.95%
Prime Money Market Portfolio: Institutional Class	Mellon Bank Corporation	Pittsburgh	PA	6.76%
Prime Money Market Portfolio: Institutional Class	Roper Industries Inc	Sarasota	FL	5.62%
Prime Money Market Portfolio: Select Class	BOK Financial Corp.	Tulsa	OK	23.78%
Prime Money Market Portfolio: Select Class	First Tennessee National Corp.	Memphis	TN	19.52%
Prime Money Market Portfolio: Select Class	Regions Financial Corporation	Birmingham	AL	13.32%
Prime Money Market Portfolio: Select Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	9.94%
Prime Money Market Portfolio: Select Class	Mellon Bank Corporation	Pittsburgh	PA	7.95%
Prime Money Market Portfolio: Select Class	JP Morgan Chase	Newark	DE	6.58%
Prime Money Market Portfolio: Select Class	UMB Financial	Kansas City	MO	6.53%
Tax-Exempt Portfolio: Class II	Southwest Bancorp	Houston	TX	31.49%
Tax-Exempt Portfolio: Class II	BOK Financial Corp.	Tulsa	OK	12.47%
Tax-Exempt Portfolio: Class II	WFG Investments, Inc	Dallas	TX	12.25%
Tax-Exempt Portfolio: Class II	Sovereign Bank	Dorchester	MA	11.46%
Tax-Exempt Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	10.27%
Tax-Exempt Portfolio: Class II	Fifth Third Bank	Cincinnati	OH	6.26%
Tax-Exempt Portfolio: Class II	Vandertoll	Prospect	KY	6.24%
Tax-Exempt Portfolio: Class III	Southwest Bancorp	Houston	TX	17.23%
Tax-Exempt Portfolio: Class III	The Bank of New York Company, Inc.	New York	NY	12.83%
Tax-Exempt Portfolio: Class III	Harris Investors Direct, Inc.	Chicago	IL	12.76%
Tax-Exempt Portfolio: Class III	Citigroup, Inc.	New York	NY	8.29%
Tax-Exempt Portfolio: Class III	State Street Bank	North Quincy	MA	7.49%
Tax-Exempt Portfolio: Class III	US Bancorp, Inc.	Saint Paul	MN	6.90%
Tax-Exempt Portfolio: Class III	BOK Financial Corp.	Tulsa	OK	6.43%
Tax-Exempt Portfolio: Select Class	BOK Financial Corp.	Tulsa	OK	76.92%
Tax-Exempt Portfolio: Select Class	US Bancorp, Inc.	Saint Paul	MN	5.09%
Treasury Portfolio: Class I	The Bank of New York Company, Inc.	New York	NY	21.69%
Treasury Portfolio: Class I	HSBC USA, Inc.	Buffalo	NY	10.60%
Treasury Portfolio: Class I	Bear Stearns	Brooklyn	NY	8.44%
Treasury Portfolio: Class I	Southwest Bancorp	Houston	TX	6.61%
Treasury Portfolio: Class I	Fidelity Investments Institutional Services	Smithfield	RI	5.41%
Treasury Portfolio: Class II	Reliance Trust Co.	Atlanta	GA	23.54%
Treasury Portfolio: Class II	Citigroup, Inc.	New York	NY	19.85%
Treasury Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	19.02%
Treasury Portfolio: Class II	Regions Financial Corporation	Birmingham	AL	12.77%
Treasury Portfolio: Class II	Bank One Corporation	Chicago	IL	8.71%
Treasury Portfolio: Class II	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.16%
Treasury Portfolio: Class III	The Bank of New York Company, Inc.	New York	NY	59.99%
Treasury Portfolio: Class III	US Bancorp, Inc.	Saint Paul	MN	8.47%
Treasury Portfolio: Class III	Regions Financial Corporation	Birmingham	AL	7.54%
Treasury Portfolio: Class IV	Fidelity Investments	Boston	MA	100.00%
Treasury Portfolio: Select Class	McWood & Co	Raleigh	NC	29.70%
Treasury Portfolio: Select Class	BOK Financial Corp.	Tulsa	OK	29.42%
Treasury Portfolio: Select Class	Regions Financial Corporation	Birmingham	AL	19.82%
Treasury Portfolio: Select Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	8.42%
Treasury Portfolio: Select Class	US Bancorp, Inc.	Saint Paul	MN	7.30%
Treasury Only Portfolio: Class I	Bear Stearns	Brooklyn	NY	11.50%
Treasury Only Portfolio: Class I	State Street Bank	North Quincy	MA	7.86%
Treasury Only Portfolio: Class II	JP Morgan Chase	Newark	DE	40.45%
Treasury Only Portfolio: Class II	The Bank of New York Company, Inc.	New York	NY	23.22%
Treasury Only Portfolio: Class II	US Bancorp, Inc.	Minneapolis	MN	12.29%
Treasury Only Portfolio: Class II	BankAmerica Corp.	Charlotte	NC	9.98%
Treasury Only Portfolio: Class II	BOK Financial Corp.	Tulsa	OK	7.04%
Treasury Only Portfolio: Class III	Harris Investors Direct, Inc.	Chicago	IL	25.63%
Treasury Only Portfolio: Class III	US Bancorp, Inc.	Saint Paul	MN	16.52%
Treasury Only Portfolio: Class III	State Street Bank	North Quincy	MA	11.87%
Treasury Only Portfolio: Class III	Chittenden Corporation	Burlington	VT	11.46%
Treasury Only Portfolio: Class III	Sovereign Bank	Dorchester	MA	6.91%
Treasury Only Portfolio: Class III	BankAmerica Corp.	Charlotte	NC	6.57%
Treasury Only Portfolio: Class IV	Fidelity Investments	Boston	MA	100.00%
Treasury Only Portfolio: Select Class	Citizens Financial Group	Boston	MA	25.21%
Treasury Only Portfolio: Select Class	BOK Financial Corp.	Tulsa	OK	23.20%
Treasury Only Portfolio: Select Class	First Tennessee National Corp.	Memphis	TN	17.93%
Treasury Only Portfolio: Select Class	JP Morgan Chase	Newark	DE	15.77%
Treasury Only Portfolio: Select Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.70%
FIDELITY COURT STREET TRUST II
Fidelity New Jersey AMT Tax-Free Money Market Fund: Institutional Class	CRA Financial Advisors	Northfield	NJ	5.97%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Institutional Class	Messner	Tackahoe	NJ	5.52%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	Shapiro	Rivervale	NJ 	56.45%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	Bank Hapoalim	New York	NY	28.18%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	Weill	Teaneck	NJ	7.10%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	Fidelity Investments	Boston	MA	5.57%

APPENDIX F

Interested Nominees
Dollar range of fund shares as of 12/31/07	Edward C. Johnson 3d	James C. Curvey
Advisor Intermediate Bond	none	none
Advisor Mortgage Securities	none	none
Advisor Municipal Income	none	none
Advisor Short Fixed-Income	none	none
Advisor Strategic Income	none	none
Connecticut Municipal Money Market	none	none
Connecticut Municipal Income	none	none
Government	none	none
Money Market	none	none
New Jersey Municipal Money Market	none	none
New Jersey Municipal Income	none	none
New Jersey AMT Tax-Free Money Market	none	none
Prime Money Market	none	none
Tax-Exempt	none	none
Treasury	none	none
Treasury Only	none	none
Retirement Government Money Market	none	none
Retirement Money Market	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees
Dollar range of fund shares as of 12/31/07	Albert R. Gamper	George H. Heilmeier	Arthur E. Johnson	James H. Keyes
Advisor Intermediate Bond	none	none	none	none
Advisor Mortgage Securities	none	none	none	none
Advisor Municipal Income	none	none	none	none
Advisor Short Fixed-Income	none	none	none	none
Advisor Strategic Income	none	none	none	none
Connecticut Municipal Money Market	none	none	none	none
Connecticut Municipal Income	none	none	none	none
Government	none	none	none	none
Money Market	none	none	none	none
New Jersey Municipal Money Market	$1 - $10,000	none	none	none
New Jersey Municipal Income	none	none	none	none
New Jersey AMT Tax-Free Money Market	none	none	none	none
Prime Money Market	none	none	none	none
Tax-Exempt	none	none	none	none
Treasury	none	none	none	none
Treasury Only	none	none	none	none
Retirement Government Money Market	none	none	none	none
Retirement Money Market	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Independent Nominees
Dollar range of fund shares as of 12/31/07	Marie Knowles	Kenneth L. Wolfe
Advisor Intermediate Bond	none	none
Advisor Mortgage Securities	none	none
Advisor Municipal Income	none	none
Advisor Short Fixed-Income	none	none
Advisor Strategic Income	none	none
Connecticut Municipal Money Market	none	none
Connecticut Municipal Income	none	none
Government	none	none
Money Market	$50,001 - $100,000	none
New Jersey Municipal Money Market	none	none
New Jersey Municipal Income	none	none
New Jersey AMT Tax-Free Money Market	none	none
Prime Money Market	none	none
Tax-Exempt	none	none
Treasury	none	none
Treasury Only	none	none
Retirement Government Money Market	none	none
Retirement Money Market	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

APPENDIX G

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services, for each fund's fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr	George H. Heilmeier	Arthur E. Johnson[2]	James H. Keyes[3]	Marie L. Knowles	Alan J. Lacy[2]
Advisor Intermediate Bond	$ 413	$ 407	$ 411	$ 0	$ 405	$ 477	$ 0
Advisor Mortgage Securities	$ 488	$ 481	$ 487	$ 0	$ 478	$ 563	$ 0
Advisor Municipal Income	$ 166	$ 163	$ 164	$ 0	$ 162	$ 191	$ 0
Advisor Short Fixed-Income	$ 357	$ 352	$ 356	$ 0	$ 350	$ 413	$ 0
Advisor Strategic Income	$ 1,369	$ 1,319	$ 1,334	$ 0	$ 1,328	$ 1,563	$ 0
Connecticut Municipal Money Market	$ 446	$ 435	$ 437	$ 0	$ 434	$ 511	$ 0
Connecticut Municipal Income	$ 113	$ 110	$ 111	$ 0	$ 110	$ 130	$ 0
GovernmentB	$ 2,034	$ 2,010	$ 1,968	$ 0	$ 1,972	$ 2,177	$ 0
Money MarketC	$ 7,501	$ 7,415	$ 7,273	$ 0	$ 7,270	$ 8,030	$ 0
New Jersey Municipal Money Market	$ 514	$ 502	$ 504	$ 0	$ 500	$ 589	$ 0
New Jersey Municipal Income	$ 153	$ 149	$ 150	$ 0	$ 149	$ 175	$ 0
New Jersey AMT Tax-Free Money Market	$ 376	$ 366	$ 368	$ 0	$ 365	$ 430	$ 0
Prime Money Market	$ 4,100	$ 4,050	$ 3,959	$ 0	$ 3,975	$ 4,389	$ 0
Tax-Exempt	$ 2,487	$ 2,457	$ 2,407	$ 0	$ 2,412	$ 2,663	$ 0
Treasury	$ 2,634	$ 2,606	$ 2,550	$ 0	$ 2,555	$ 2,819	$ 0
Treasury Only	$ 424	$ 419	$ 411	$ 0	$ 411	$ 454	$ 0
Retirement Government Money Market	$ 1,253	$ 1,235	$ 1,249	$ 0	$ 1,228	$ 1,448	$ 0
Retirement Money MarketD	$ 4,370	$ 4,308	$ 4,355	$ 0	$ 4,282	$ 5,042	$ 0
TOTAL COMPENSA-TION FROM THE FUND COMPLEXA	$ 370,250	$ 356,750	$ 360,750	$ 0	$ 359,250	$ 422,750	$ 0
AGGREGATE COMPENSA-TION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	David M. Thomas[5]	Michael E. Wiley[5]	Kenneth L. Wolfe
Advisor Intermediate Bond	$ 520	$ 58	$ 414	$ 455	$ 0	$ 0	$ 411
Advisor Mortgage Securities	$ 612	$ 65	$ 491	$ 536	$ 0	$ 0	$ 487
Advisor Municipal Income	$ 220	$ 49	$ 166	$ 185	$ 14	$ 14	$ 166
Advisor Short Fixed-Income	$ 450	$ 53	$ 358	$ 394	$ 0	$ 0	$ 356
Advisor Strategic Income	$ 1,830	$ 675	$ 1,352	$ 1,549	$ 367	$ 367	$ 1,354
Connecticut Municipal Money Market	$ 600	$ 184	$ 442	$ 502	$ 83	$ 83	$ 444
Connecticut Municipal Income	$ 152	$ 43	$ 112	$ 127	$ 20	$ 20	$ 112
GovernmentB	$ 2,196	$ 0	$ 2,026	$ 2,014	$ 0	$ 0	$ 2,005
Money MarketC	$ 8,154	$ 0	$ 7,477	$ 7,425	$ 0	$ 0	$ 7,394
New Jersey Municipal Money Market	$ 691	$ 207	$ 509	$ 578	$ 94	$ 94	$ 512
New Jersey Municipal Income	$ 205	$ 59	$ 151	$ 172	$ 26	$ 26	$ 152
New Jersey AMT Tax-Free Money Market	$ 505	$ 171	$ 372	$ 426	$ 78	$ 78	$ 374
Prime Money Market	$ 4,393	$ 0	$ 4,076	$ 4,061	$ 0	$ 0	$ 4,040
Tax-Exempt	$ 2,682	$ 0	$ 2,476	$ 2,462	$ 0	$ 0	$ 2,451
Treasury	$ 2,859	$ 0	$ 2,625	$ 2,609	$ 0	$ 0	$ 2,598
Treasury Only	$ 462	$ 0	$ 423	$ 420	$ 0	$ 0	$ 418
Retirement Government Money Market	$ 1,573	$ 172	$ 1,259	$ 1,375	$ 0	$ 0	$ 1,249
Retirement Money MarketD	$ 5,482	$ 586	$ 4,391	$ 4,787	$ 0	$ 0	$ 4,356
TOTAL COMPENSA- TION FROM THE FUND COMPLEXA	$ 494,750	$ 179,250	$ 365,750	$ 418,500	$ 97,500	$ 97,500	$ 366,250

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 Effective January 1, 2008, Mr. Arthur E. Johnson and Mr. Alan J. Lacy serve as Members of the Advisory Board.

3 During the period from March 1, 2006 through December 31, 2006, Mr. Keyes served as a Member of the Advisory Board. Effective January 1, 2007, Mr. Keyes serves as a Member of the Board of Trustees.

4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

5 Effective October 1, 2007, Messrs. Thomas and Wiley serve as Members of the Advisory Board.

A Reflects compensation received for the calendar year ended December 31, 2007 for 373 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2007, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $158,875; Albert R. Gamper, Jr., $155,125; George H. Heilmeier, $155,125; James H. Keyes, $155,125; Marie L. Knowles, $170,125; Ned C. Lautenbach, $205,125; Cornelia M. Small, $155,125; William S. Stavropoulos, $161,375; and Kenneth L. Wolfe, $155,125. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $37,576.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $1,341; Albert R. Gamper, Jr., $1,409; George H. Heilmeier, $1,341; James H. Keyes, $337; Marie L. Knowles, $1,476; Ned C. Lautenbach, $1,490; Cornelia M. Small, $1,341; William S. Stavropoulos, $1,341; and Kenneth L. Wolfe, $1,341. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $353.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $4,958; Albert R. Gamper, Jr., $5,182; George H. Heilmeier, $4,958; James H. Keyes, $1,340; Marie L. Knowles, $5,459; Ned C. Lautenbach, $5,558; Cornelia M. Small, $4,958; William S. Stavropoulos, $4,958; and Kenneth L. Wolfe, $4,958. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,307.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $2,986; Albert R. Gamper, Jr., $2,986; George H. Heilmeier, $2,986; James H. Keyes, $1,927; Marie L. Knowles, $3,288; Ned C. Lautenbach, $3,721; Cornelia M. Small, $2,986; William S. Stavropoulos, $2,986; and Kenneth L. Wolfe, $2,986. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $781.

APPENDIX H

Number of Committee Meetings Held During Most Recent Fiscal Year Ended:

FYE	3/31	8/31	10/31	11/30	12/31
COMMITTEE
Audit	16	12	13	13	12
Operations Committee	14	17	17	16	15
Fair Value Oversight	3	4	4	4	4
Governance and Nominating	10	10	12	12	11
Shareholder, Distribution And Brokerage	13	13	13	13	12
Equity Contract	6	4	3	3	3
Fixed-Income Contract	3	4	4	4	4
Compliance	19	10	10	9	7
Proxy Voting	3	3	4	4	4
Fund Oversight:
Fixed-Income/ International/ Special[1]	13	12	14	11	11
Equity[1]	12	10	11	10	9
Select and Asset Allocation[1]	12	11	12	11	9
Equity I2				1	1
Equity II2				1	1
Fixed-Income and Asset Allocation[2]				1	1

1 Existed as Fund Oversight Committee prior to November 2007.

2 New Fund Oversight Committee beginning November 2007.

APPENDIX I

Audit Fees. The aggregate Audit Fees billed by PWC or Deloitte Entities, as applicable, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the funds and for all funds in the Fidelity Group of Funds:

Funds	FYE	2007 Fiscal YearA	2006 Fiscal YearA	2005 Fiscal YearA
12/31
Advisor Strategic Income		$ 80,000	$ 67,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$ 7,500,000	$ 6,700,000
11/30
Connecticut Municipal Money Market		$ 40,000	$ 36,000
Connecticut Municipal Income		$ 47,000	$ 45,000
New Jersey Municipal Money Market		$ 41,000	$ 37,000
New Jersey Municipal Income		$ 45,000	$ 43,000
New Jersey AMT Tax-Free Money Market		$ 44,000	$ 35,000
All funds in the Fidelity Group of Funds audited by PwC		$ 14,400,000	$ 13,500,000
10/31
Advisior Municipal Income		$ 47,000	$ 44,000
All funds in the Fidelity Group of Funds audited by PwC		$ 14,400,000	$ 13,400,000
8/31
Advisor Intermediate Bond		$ 77,000	$ 64,000B	$ 61,000C
Advisor Mortgage Securities		$ 97,000	$ 111,000B	$ 103,000C
Advisor Short Fixed-Income		$ 113,000	$ 43,000B	$ 43,000C
Retirement Government Money Market		$ 51,000	$ 45,000
Retirement Money Market		$ 80,000	$ 77,000
All funds in the Fidelity Group of Funds audited by PwC		$ 14,300,000	$ 13,300,000	$ 11,900,000C
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$ 7,200,000	$ 6,100,000	$ 5,400,000C
3/31
Government		$ 36,000	$ 34,000
Money Market		$ 58,000	$ 45,000
Prime Money Market		$ 44,000	$ 39,000
Tax-Exempt		$ 37,000	$ 32,000
Treasury		$ 38,000	$ 36,000
Treasury Only		$ 29,000	$ 27,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$ 7,100,000	$ 5,900,000

A Aggregate amounts may reflect rounding.

B For the ten month period ended August 31, 2006.

C Fiscal year ended October 31, 2005.

APPENDIX J

Tax Fees

The aggregate Tax Fees billed by PWC or Deloitte Entities, as applicable, for professional services rendered for tax compliance, tax advice, and tax planning for each fund:

Funds	FYE	2007 Fiscal YearA	2006 Fiscal YearA	2005 Fiscal YearA
12/31
Advisor Strategic Income		$ 6,300	$ 3,700
11/30
Connecticut Municipal Money Market		$ 1,900	$ 1,800
Connecticut Municipal Income		$ 2,900	$ 2,700
New Jersey Municipal Money Market		$ 1,900	$ 1,800
New Jersey Municipal Income		$ 2,900	$ 2,700
New Jersey AMT Tax-Free Money Market		$ 1,900	$ 1,800
10/31
Advisior Municipal Income		$ 2,900	$ 2,700
8/31
Advisor Intermediate Bond		$ 2,900	$ 2,700B	$ 2,500C
Advisor Mortgage Securities		$ 2,900	$ 2,700B	$ 2,500C
Advisor Short Fixed-Income		$ 5,200	$ 3,700B	$ 3,600C
Retirement Government Money Market		$ 1,900	$ 1,800
Retirement Money Market		$ 1,900	$ 1,800
3/31
Government		$ 4,200	$ 3,500
Money Market		$ 4,200	$ 3,500
Prime Money Market		$ 4,200	$ 3,500
Tax-Exempt		$ 4,200	$ 3,500
Treasury		$ 4,200	$ 3,500
Treasury Only		$ 4,200	$ 3,500

A Aggregate amounts may reflect rounding.

B For the ten month period ended August 31, 2006.

C Fiscal year ended October 31, 2005.

APPENDIX K

All Other Fees

The aggregate Other Fees billed by PWC or Deloitte Entities, as applicable, for all other non-audit services rendered to the funds:

Funds	FYE	2007 Fiscal YearA	2006 Fiscal YearA	2005 Fiscal YearA
12/31
Advisor Strategic Income		$ 0	$ 0
11/30
Connecticut Municipal Money Market		$ 1,900	$ 1,900
Connecticut Municipal Income		$ 1,500	$ 1,500
New Jersey Municipal Money Market		$ 2,000	$ 2,000
New Jersey Municipal Income		$ 1,600	$ 1,600
New Jersey AMT Tax-Free Money Market		$ 1,700	$ 1,600
10/31
Advisior Municipal Income		$ 1,600	$ 1,700
8/31
Advisor Intermediate Bond		$ 2,100	$ 2,000B	$ 2,600C
Advisor Mortgage Securities		$ 2,300	$ 2,400B	$ 3,200C
Advisor Short Fixed-Income		$ 0	$ 0B	$ 0C
Retirement Government Money Market		$ 3,500	$ 3,900
Retirement Money Market		$ 9,700	$ 11,000
3/31
Government		$ 0	$ 0
Money Market		$ 0	$ 0
Prime Money Market		$ 0	$ 0
Tax-Exempt		$ 0	$ 0
Treasury		$ 0	$ 0
Treasury Only		$ 0	$ 0

A Aggregate amounts may reflect rounding.

B For the ten month period ended August 31, 2006.

C Fiscal year ended October 31, 2005.

APPENDIX L

All Other Fees

The aggregate Other Fees billed by PWC or Deloitte Entities, as applicable, that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund:

Billed By	12/31/07A	12/31/06A
Deloitte Entities	$ 0	$ 0D
Billed By	11/30/07A	11/30/06A
PwC	$ 150,000	$ 145,000
Billed By	10/31/07A	10/31/06A
PwC	$ 275,000	$ 20,000
Billed By	8/31/07A	8/31/06A	8/31/06A,B	10/31/05A,C
PwC	$ 275,000	$ 155,000	$ 18,000	$ 420,000
Deloitte Entities	$ 180,000	$ 255,000B		$ 210,000
Billed By	3/31/07A	3/31/06A
Deloitte Entities	$ 275,000	$ 160,000

A Aggregate amounts may reflect rounding.

B For the ten month period ended August 31, 2006.

C Fiscal year ended October 31, 2005.

D Reflects current period presentation.

APPENDIX M

All Other Fees

The aggregate fees billed by PWC or Deloitte Entities, as applicable, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services:

FIDELITY ADVISOR SERIES II	12/31/07A	12/31/06A
Deloitte Entities Covered Services	$ 5,000	$ 5,000C
Deloitte Entities Non-Covered Services	$ 675,000	$ 715,000C
Deloitte Entities Total	$ 680,000	$ 720,000
FIDELITY COURT STREET TRUST	11/30/07A	11/30/06A
PwC Covered Services	$ 160,000	$ 155,000
PwC Non-Covered Services	$ 1,310,000	$ 1,140,000
PwC Total	$ 1,470,000	$ 1,295,000
FIDELITY COURT STREET TRUST II	11/30/07A	11/30/06A
PwC Covered Services	$ 160,000	$ 155,000
PwC Non-Covered Services	$ 1,310,000	$ 1,140,000
PwC Total	$ 1,470,000	$ 1,295,000
FIDELITY ADVISOR SERIES II	10/31/07A	10/31/06A
PwC Covered Services	$ 280,000	$ 25,000
PwC Non-Covered Services	$ 1,725,000	$ 700,000
PwC Total	$ 2,005,000	$ 725,000
FIDELITY ADVISOR SERIES II	8/31/07A	8/31/06A,B	10/31/05A
PwC Covered Services	$ 285,000	$ 25,000	$ 450,000
PwC Non-Covered Services	$ 1,110,000	$ 650,000	$ 1,200,000
PwC Total	$ 1,395,000	$ 675,000	$ 1,650,000
Deloitte Entities Covered Services	$ 185,000	$ 260,000	$ 225,000
Deloitte Entities Non-Covered Services	$ 215,000	$ 530,000	$ 310,000
Deloitte Entities Total	$ 400,000	$ 790,000	$ 535,000
FIDELITY MONEY MARKET TRUST	8/31/07A	8/31/06A
PwC Covered Services	$ 295,000	$ 175,000
PwC Non-Covered Services	$ 1,110,000	$ 1,000,000
PwC Total	$ 1,405,000	$ 1,175,000
FIDELITY COLCHESTER STREET TRUST	3/31/07A	3/31/06A
Deloitte Entities Covered Services	$ 300,000	$ 185,000
Deloitte Entities Non-Covered Services	$ 590,000	$ 175,000
Deloitte Entities Total	$ 890,000	$ 360,000

A Aggregate amounts may reflect rounding.

B For the ten month period ended August 31, 2006.

C Reflects current period presentation.

Fidelity is a registered trademark of FMR LLC.

1.860309.100 MEGA3-PXS-0208

Form of Proxy Card: Fidelity Advisor Series II, Fidelity Colchester Street Trust, Fidelity Court Street Trust, Fidelity Court Street Trust II, and Fidelity Money Market Trust.

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 145421 Cincinnati, Ohio 45250-5421

	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.

[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey,and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on April 16, 2007 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITYMEGA3

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

...........................................................................

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
			FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) George H. Heilmeier (04) Arthur E. Johnson (05) Edward C. Johnson 3d (06) James H. Keyes	(07) Marie L. Knowles (08) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)

___________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE
MEGA3-PXC-0408

D.F. King Version:

Form of D.F. King email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

[TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]]

[CONTROL NUMBER: XXXXX] (use this number to cast your vote)

To vote through the Internet, visit http://www.2voteproxy.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-800-597-7836 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

D.F. KING VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version

[ Upon login to www.2voteproxy.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click [ENROLL]

Input E

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

2voteproxy.com is a service of:
The Colbent Corporation

Full service proxy specialists

This site is best viewed using

Internet Explorer Versions 6.0 or higher

using a display resolution of 800 X 600 or higher.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to 2voteproxy Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to 2voteproxy Confirmation Screen (Screen 3)]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: An email with confirmation of this vote will be sent to: [email address]

Text 6 - (centered)

Note: Electronic Proxy Materials may not be available for all of your securities accounts.

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

2voteproxy Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name] as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return [When shareholder clicks he/she is returned to Screen 3]

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[If shareholder selects vote another proxy he/she will return to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Proxy Voting Service]

[If shareholder selects exit internet proxy voting service he/she will return to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

2voteproxy Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]
---------------------------------------------------------------------------------
Thank you for voting.